June 12, 2013

Dear Shareholder:

I am writing to you about an important proposal relating to The Merger Fund (the “Fund”).  This proxy statement asks you to consider and vote on a proposal to elect five (5) trustees of the Fund (the “Board”), including (3) three nominees who are not currently trustees of the Fund.

A special meeting of shareholders (the “Meeting”) of the Fund has been scheduled for July 16, 2013 to vote on this matter. If you were a shareholder of record of the Fund as of the close of business on May 31, 2013, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting.

Pursuant to these materials, you are being asked to vote on the proposal for the Fund, as noted above.  For the reasons discussed in the enclosed materials, the Board recommends that you vote “FOR” the proposal.

You can vote in one of four ways:
•Over the Internet, through the website listed on the proxy card,
•By telephone, using the toll-free number listed on the proxy card,
•By mail, using the enclosed proxy card – be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or
•In person at the shareholder meeting on July 16, 2013.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Your vote is extremely important. Shareholder meetings of the Fund do not occur often, so we ask that you take the time to carefully consider and vote on this important proposal. Please read the enclosed information carefully before voting. If you have questions, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 1-866-416-0565.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Secretary of the Fund prior to the Meeting, or by voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Roy Behren
Roy Behren
Chairman of the Board and Co-President of the Fund

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience along with instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

Shareholder Services: U.S. Bancorp Fund Services, LLC • P.O. Box 701 • Milwaukee, WI 53201 • (800) 343-8959
Investment Adviser: Westchester Capital Management, LLC • 100 Summit Lake Drive • Valhalla, NY 10595 • (914) 741-5600

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QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.  Why am I receiving this Proxy Statement?

A.
You are receiving these proxy materials – that include the Proxy Statement and your proxy card – because you have the right to vote on an important proposal concerning The Merger Fund (the “Fund”).  The proposal is described below.

Q.What is the proposal about?

A.
The Board of Trustees of the Fund (the “Board”) currently consists of three Trustees, two of whom are not “interested” persons of the Fund (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (“Independent Trustees”). James P. Logan, III, who has served as an Independent Trustee since 1989, is expected to retire from the Board effective December 31, 2013.  You are, therefore, being asked to re-elect the two incumbent Trustees and elect three new nominees to the Board.  The incumbent Trustee nominees are Roy Behren and Barry Hamerling. The new nominees are Michael T. Shannon, Richard V. Silver, and Christianna Wood.  Please see the sections entitled “Reasons for the Proposal” and “Information About the Board and Nominees” for more information regarding the reasons for the proposal.  For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” the proposal.

Q.When is the Meeting?

A.
The enclosed proxy is being solicited for use at the special meeting of shareholders (the “Meeting”) of the Fund to be held on July 16, 2013  at the offices of Westchester Capital Management, LLC (the “Adviser”), at 100 Summit Lake Drive, Valhalla, New York 10595, at 9:00 a.m. Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders.

Q.How does the Board suggest that I vote?

A.
After careful consideration, the Board unanimously recommends that you vote “FOR” the proposal. Please see the sections of the proxy materials discussing the proposal for a discussion of the Board’s considerations in making such recommendation.

Q.What vote is required to approve the proposal?

A.
An affirmative vote of the holders of a plurality of the Fund’s shares present at the meeting in person or by proxy is required to elect each individual nominated as a Trustee.  All shareholders of the Fund as of the Record Date are entitled to vote on the proposal.

Q.Will my vote make a difference?

A.
Yes! Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.If I am a small investor, why should I vote?

A.
You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the proposal and generate unnecessary costs.

Q.How do I place my vote?

A.
You may provide the Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 1-866-416-0565.

Q.Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 1-866-416-0565.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of the Fund prior to the Meeting, or by voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting.

Prompt voting is requested.

THE MERGER FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 16, 2013

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of The Merger Fund (the “Fund”) will be held at the offices of Westchester Capital Management, LLC (the “Adviser”), at 100 Summit Lake Drive, Valhalla, New York 10595, on July 16, 2013 at 9:00 a.m. Eastern Time for the purposes listed below:

Proposal Summary

1.  Election of five (5) Trustees.

2.Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the board of trustees of the Fund (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” the proposal.

Shareholders of record at the close of business on May 31, 2013 are entitled to notice of, and to vote at, the Meeting.

We call your attention to the accompanying proxy statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of the Fund prior to the Meeting, or by voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. Please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 1-866-416-0565 if you have any questions relating to attending the Meeting in person or these voting instructions.

By Order of the Board of Trustees,

/s/ Abraham Cary
Abraham Cary
Secretary

v

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE MEETING TO BE HELD ON JULY 16, 2013

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card.  In addition, shareholders can find important information about the Fund in its annual report, dated December 31, 2012, including financial statements for the fiscal year ended December 31, 2012. You may obtain copies of this report without charge by writing to The Merger Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling 1-800-343-8959, or on the Fund’s website at www.mergerfund.com.

Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the meeting are requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States. It is important that your proxy card be returned promptly.

For your convenience, you may also vote by telephone or over the Internet by following the instructions on the proxy card.  If you vote by telephone or over the Internet, please do not return your proxy card unless you elect to change your vote.

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TABLE OF CONTENTS

PROPOSAL 1 – ELECTION OF TRUSTEES		1
	Reason for the Proposal	2
	Information About the Board and the Nominees	2
	Election of Michael T. Shannon	8
	Principal Officers of the Fund	9
	Nominee and Trustee Ownership of Fund Shares	10
	Board Compensation	10
	Committees and Meetings of the Board	11
OTHER BUSINESS		14
ADDITIONAL INFORMATION		14
	Investment Adviser	14
	Administrator	14
	Principal Underwriter	14
	Independent Registered Public Accounting Firm	14
	Other Information	16
	Voting Information	16
	Shareholder Proposals	18

APPENDICES

Appendix A	Nominating Committee Charter	A-1
Appendix B	Record or Beneficial Ownership	B-1

THE MERGER FUND

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 16, 2013

This proxy statement (“Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the board of trustees (the “Board” or the “Trustees”) of The Merger Fund (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held at the offices of Westchester Capital Management, LLC (the “Adviser”), at 100 Summit Lake Drive, Valhalla, New York 10595, on July 16, 2013 at 9:00 a.m. Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of the Fund for the purposes listed below:

Proposal Summary

1.  Election of five (5) Trustees.

2.  Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement and the accompanying notice and the proxy card are being mailed to shareholders on or about June 17, 2013.

The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of the Fund and its shareholders. Shareholders of record at the close of business on May 31, 2013 (the “Record Date”), are entitled to notice of and to vote at the Meeting and any adjourned or postponed session thereof.

If you have any questions about the proposal or about voting, please call AST Fund Solutions, the Fund’s proxy solicitor, at 1-866-416-0565.

PROPOSAL 1 – ELECTION OF TRUSTEES

The Board has proposed the following five nominees for election or re-election by shareholders (each a “Nominee”), each to hold office for an indefinite term until his or her death, resignation, retirement, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time: Roy Behren, Barry Hamerling, Michael T. Shannon, Richard V. Silver, and Christianna Wood.  Messrs. Behren and Hamerling are collectively referred to herein as the “Incumbent Trustee Nominees.”  Messrs. Shannon and Silver and Ms. Wood are collectively referred to herein as the “New Trustee Nominees.” Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Trustee.  The election of each Nominee to the Board will be effective after an affirmative shareholder vote, provided that Mr. Shannon’s term as a Trustee shall not begin before January 1, 2014 if it would cause more than 25% of the Board to be “interested” Trustees as that term is defined under the Investment Company Act of 1940 (the “1940 Act”) (“Interested Trustees”).  Please see the section below entitled “Election of Michael T. Shannon” for more information.  Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below.

Three of the Nominees are not expected to be “interested” persons of the Fund (as defined in the 1940 Act) (“Independent Trustees”) and two of the Nominees would be Interested Trustees of the Fund by virtue of their affiliation with the Adviser.  Mr. Hamerling is an Independent Trustee incumbent who was previously elected by shareholders, and Mr. Behren is an Interested Trustee incumbent who was previously appointed by the Board and is standing for election by shareholders for the first time. Mr. Silver and Ms. Wood are expected to be Independent Trustees, if elected.  Mr. Shannon is expected to be an Interested Trustee, if elected.  On May 15, 2013, the members of the Fund’s Nominating Committee (described below) presented their recommended nominees to the Independent Trustees, and the Independent Trustees selected and nominated the Incumbent Trustee Nominees and the New Trustee Nominees for re-election and election, respectively, and on May 15, 2013, the Board voted to submit the Incumbent Trustee Nominees and the New Trustee Nominees to a vote of shareholders of the Fund.  The Board knows of no reason why any of these Nominees would be unable to serve.

Reason for the Proposal

Section 16(a) of the 1940 Act provides that no person shall serve as a director of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the shareholders of the company at such an annual or special meeting.

The Board currently consists of three Trustees, two of whom are Independent Trustees. James P. Logan, III, who has served as an Independent Trustee since 1989, is expected to retire from the Board effective December 31, 2013. Also, Michael J. Downey, an Independent Trustee of the Fund since 1995, resigned from the Board earlier this year. Of the two Incumbent Trustee Nominees, one (Mr. Hamerling) was previously elected by shareholders. Mr. Logan was also previously elected by shareholders. Mr. Behren was appointed to the Board without a vote of shareholders, as permitted by Section 16(a) of the 1940 Act.  Accordingly, under applicable law, shareholders of the Fund must elect the Nominees. Because, in part, the Fund must bear the expense of holding a shareholder meeting in connection with filling Messrs. Downey’s and Logan’s positions on the Board, the Board determined to nominate for election a total of three New Trustee Nominees who the Board believes will help to add diversity of experience, gender and age to the Board, as well as reduce the likelihood that the Fund will have to incur the expense of holding another shareholder meeting to elect Trustees in the near future.

Information About the Board and the Nominees

The Board provides supervision over the affairs of the Fund.  Mr. Behren, Co-President of the Fund, acts as Chairman of the Board and is an “interested person” (as that term is defined in the 1940 Act) of the Fund.  The Chairman presides at all meetings of the Board.  The Board has appointed Mr. Hamerling, Chairman of the Fund’s Audit Committee, to serve as Lead Independent Trustee.  The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, assists in the development of the agenda for Board meetings, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Fund’s other Independent Trustees and the Fund’s management, Chief Compliance Officer, service providers, auditors and counsel between Board meetings.  The Fund believes this structure allows all of the Independent Trustees to participate in the full range of the Board’s responsibilities with respect to its oversight of the Fund’s management.  The Board has determined that this leadership structure, including the role of the Lead Independent Trustee, is appropriate given the size and complexity of the Fund, the number of Trustees overseeing the Fund and the Board’s oversight responsibilities, as well as the Fund’s business activities.

The Board holds four regular meetings each year to consider and address matters involving the Fund.  The Board also may hold special meetings to address matters arising between regular meetings.  These special meetings may take place in person or by telephone.  In addition, members of the Board meet informally from time to time to discuss fund-related issues or to meet with potential candidates for Board membership. The Independent Trustees also meet each quarter and additionally on an as-needed basis in executive sessions outside the presence of management.  The Board has access to counsel for the Fund and independent legal counsel for the Independent Trustees for consultation concerning any issues that may occur during or between regularly scheduled Board meetings.  As discussed below, the Board has established an Audit Committee and a Nominating Committee to assist the Board in performing its oversight responsibilities.

Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure that it has established.  A principal risk associated with the Fund’s merger-arbitrage investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.  Other risks to the Fund include those related to high portfolio turnover, short sales, put and call options, borrowing and corporate debt obligations as well as risks related to investments in foreign securities.  The Board, and particularly the Lead Independent Trustee, has substantial ongoing contacts with the Adviser to review its investment strategies, techniques, policies and procedures designed to manage these risks. For more information regarding the principal risks associated with investing in the Fund please refer to the Fund’s prospectus and statement of additional information, copies of which are available on the Fund’s website at www.mergerfund.com or by contacting U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling 1-800-343-8959.

The Board requires the Adviser and the Chief Compliance Officer of the Fund to report to the full Board on a variety of matters at regular meetings of the Board, including matters relating to risk management.  The Audit Committee also receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters.  On a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer to discuss issues related to Fund compliance.  On an annual basis, the Board receives a written report from the Chief Compliance Officer on the operation of the Fund’s policies and procedures and those of its service providers.  The report addresses the operation of the policies and procedures of the Fund and each service provider since the last report, any material changes to the policies and procedures since the last report, any recommendations for material changes to the policies and procedures as a result of the annual review and any material compliance matters since the date of the last report.  These annual reviews are conducted in conjunction with the Board’s risk oversight function and enable the Board to review and assess any material risks facing the Fund or its service providers.

In addition, at regular Board meetings, and on an as needed basis, the Board receives and reviews reports from the Adviser and the Fund’s administrator related to the investments, performance and operations of the Fund, as well as reports on the valuation of certain investments.  The Board also requires the Adviser to report on other matters relating to risk management on a regular and as-needed basis.  The Lead Independent Trustee may meet periodically with representatives of the Fund’s service providers, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Fund and to provide direction with respect thereto.

During the fiscal year ended December 31, 2012, the Board met four times and each Incumbent Trustee Nominee who was then a member of the Board was present for all of the meetings of the Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

The following table lists the Nominees for election or re-election by shareholders and the current Trustee not proposed for re-election to the Board, their names and ages, the positions held with the Fund and length of time served, their principal business occupations during the past five years and other directorships with any publicly-traded company or any registered investment company during the past five years.

The address of each Nominee is c/o Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, NY 10595.  Correspondence intended for a current Trustee may be sent to this address.

Name and Age	Position(s) Held with the Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex* Overseen to be or to be Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years
Nominees/Trustees who are not “interested” persons of the Fund
Barry Hamerling,	Trustee	Managing Partner of Premium Ice	2	Trustee of
66	since 2007	Cream of America since 1995.		AXA Premier
	and	Managing Partner of B&J Freeport		VIP Trust;
	Nominee;	since 1990. Managing Partner of		Chairman of
	Indefinite	Let-US Creations from 1999 to 2011.		the Ayco
Charitable
James P. Logan, III,	Trustee	Chairman of J.P. Logan & Company	2	None.
76	since 1989;	since January 1980.
Indefinite**

Name and Age	Position(s) Held with the Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex* Overseen to be or to be Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years
Richard V. Silver,	Nominee	Consultant with AXA Equitable Life	2	None.
57		Insurance Company from May 2012 to
		April 2013. Senior Executive Vice
		President, Chief Legal Officer and
		Equitable Life Insurance Company
		from February 2010 to April 2012.
		Executive Vice President and General
		Counsel of AXA Equitable Life
		Insurance Company from September
		2001 to February 2010.
Christianna Wood,	Nominee	Chief Executive Officer and President	2	Director of
53		of Gore Creek Capital, Ltd. since		H&R Block
		August 2009. Chief Executive Officer		Corporation;
		of Capital Z Asset Management from		Director of
		March 2008 to July 2009. Senior		International
		Investment Officer, Global Equity at		Securities
		California Public Employees’		Exchange
Retirement System from October 2002
to February 2008.
Nominees who are “interested” persons of the Fund
Roy Behren,	Co-President,	Co-Portfolio Manager and Co-President	2	None
52***	Treasurer	of Westchester Capital Management,
	and Trustee	LLC, the Fund’s Adviser, since 2011.
	since 2011	Co-Portfolio Manager of Westchester
	and	Capital Management, Inc., the Fund’s
	Nominee;	previous adviser, from 2007 to 2010.
	Indefinite	Research analyst for Westchester
Capital Management, Inc. from 1994
until 2010. Chief Compliance Officer
of the Fund and Westchester Capital
Management, Inc. from 2004 to 2010.
Michael T. Shannon,	Co-President	Co-Portfolio Manager and Co-President	2	None
46***	since 2011	of Westchester Capital Management,
	and	LLC, the Fund’s Adviser, since 2011.
	Nominee;	Co-Portfolio Manager of Westchester
	Indefinite	Capital Management, Inc., the Fund’s
previous adviser, from 2007 to 2010.

*	The Fund Complex consists of the Fund and The Merger Fund VL.
**	Mr. Logan is expected to retire effective December 31, 2013.
***
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or of the Fund’s investment adviser.  Messrs. Behren and Shannon are deemed to be interested persons because of their affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because they are officers of the Fund.

The Board believes that, collectively, the Nominees have balanced and diverse experience, qualifications, attributes, and skills, which will allow the Board to operate effectively in governing the Fund and protecting the interests of its shareholders.  The Board has concluded that, based on each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Nominee is qualified to serve as Trustee of the Fund and should serve as such.

In determining that a particular Nominee is or continues to be qualified to serve as a Trustee, the Board considered a variety of criteria, none of which, in isolation, was controlling.  Among other attributes and qualifications common to all the Nominees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. Information about the specific experience, skills, attributes and qualifications of each Nominee, which in each case led to the Board’s conclusion that the Nominee should serve as a Trustee of the Fund, is provided in the table above and in the following paragraphs.

The Chairman of the Board, Roy Behren, has experience as a portfolio manager of the Fund. He joined Westchester Capital Management, Inc. (“Westchester”), the Fund’s previous investment adviser, in 1994 from the U.S. Securities and Exchange Commission.  After earning a B.S. in Economics at The Wharton School, he received a J.D. degree from the University of Miami Law School and an LL.M. degree in corporate law from the New York University School of Law.  He then joined the SEC’s New York Regional Office, where he worked as an enforcement attorney for seven years prior to starting his investment career at Westchester.  From 2004 through 2006, Mr. Behren served as a member of Redback Networks’ Board of Directors and its Audit Committee.  He is co-portfolio manager of the Adviser and its affiliate, Green and Smith Investment Management L.L.C., which is the manager of GS Master Trust, a master-feeder structure which consists of Hudson Valley Partners, L.P., of which Green & Smith Investment Management is the general partner, and The Merger Fund Ltd., of which Green & Smith Investment Management is investment adviser.  Mr. Behren was the Chief Compliance Officer of Westchester and the Fund from September 2004 through June 2010.

James P. Logan, III has been an Independent Trustee of the Fund since its inception and an Independent Trustee of The Merger Fund VL since its inception.  Mr. Logan has experience in the investment banking industry and as an executive of a number of organizations.  Mr. Logan has been Chairman of J.P.  Logan & Company, an executive search consulting firm, since 1979.  J.P. Logan & Company has been focused exclusively on the private equity business since 1980.  He has been involved with aiding private equity firms in the staffing of businesses that they own or control or are contemplating owning or controlling.  In 1993 he was instrumental in forming Value Asset Management, a company formed to buy asset management companies.  Value Asset Management was financed by Onex Holdings, a Canadian and New York based private equity firm.  Mr. Logan supplied the CEO and two key directors for Value Asset Management, and was the finder for their first acquisition of an asset management company.  Mr. Logan spent 13 years in the investment banking business from 1960 to 1973 as Managing Director, Investment Banking and General Management, of White, Weld & Co. (which was purchased by Merrill Lynch & Co., Inc. in 1978).  Mr. Logan received a B.A. degree from Rutgers University.

Barry Hamerling, Lead Independent Trustee and Chairman of the Audit Committee, has been an Independent Trustee of the Fund since 2007 and an Independent Trustee of The Merger Fund VL since 2007.  Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards.  He has been Managing Partner of Premium Ice Cream of America since 1999, Managing Partner of B&J of Freeport since 1990 and was Managing Partner of Let-US Creations (formerly Premium Salads of America) from 1999 to 2011.  From 1970 to 1999, Mr. Hamerling commenced his career as a staff attorney and retired as President of The Ayco Company, L.P., the largest financial and tax counseling firm serving Corporate America in the United States which provides advice to senior executives of 200 of the Fortune 500 companies.  Mr. Hamerling is a Trustee of AXA Premier VIP Trust.  He is also Chairman of the Ayco Charitable Foundation, a donor-advised fund.  He was formerly a Trustee and member of the audit and nominating committees of Granum Value Fund, a long-short equity fund, and a Trustee of Rutgers University.  Mr. Hamerling received a B.A. from Rutgers University and a J.D. from Rutgers Law School.

Michael T. Shannon has experience as a portfolio manager of the Fund.  He joined Westchester, the Fund’s previous investment adviser, in 1996. Previously, he worked in J.P. Morgan’s corporate finance, mergers & acquisitions and equity research departments. After a brief period as Senior Vice President in charge of Mergers and Special Situations at D.E. Shaw & Co. from March 2005 to May 2006, he rejoined Westchester as co-portfolio manager.  Mr. Shannon is co-portfolio manager of the Adviser and its affiliate, Green and Smith Investment Management L.L.C., which is the manager of GS Master Trust, a master-feeder structure which consists of Hudson Valley Partners, L.P., of which Green & Smith Investment Management is the general partner, and The Merger Fund Ltd., of which Green & Smith Investment Management is investment adviser. Mr. Shannon, who holds a Chartered Financial Analyst certification, is a member of the New York Society of Security Analysts and the CFA Institute. He received a B.S. in Finance from Boston College.

Richard V. Silver has extensive experience as a senior executive at a major financial services and insurance firm.  Among other positions, he served as Senior Executive Vice President, Chief Legal Officer and Chief Administrative Officer of AXA Equitable Life Insurance Company from 2010 to 2012.  Mr. Silver was also General Counsel of AXA Equitable Life Insurance Company from 1999 to 2009.  He also served as the President and Chief Operating Officer of AXA Advisors from 1991 to 1994.  Prior to joining AXA Equitable Life Insurance Company, Mr. Silver worked as a securities attorney for Merrill Lynch & Co. Mr. Silver, who holds FINRA Series 7, 24, 63 and 65 licenses, received his B.A. and J.D. from St. John’s University.

Christianna Wood has over 30 years of professional experience in the investment management industry, both as an executive and as an investment officer.  She has been Chief Executive Officer and President of Gore Creek Capital, Ltd. since August 2009.  She has experience serving as a Director of H&R Block Corporation and has served on a number of audit committees. Ms. Wood also has corporate governance experience from, among other things, her service as a trustee of Vassar College since 2006 (including as a member of its Trustee Investor Responsibility Committee since 2006 and Chairman of the Committee since 2011) and as a member of the Audit and Governance Committees of the International Securities Exchange since 2010 and her involvement with the International Corporate Governance Network from 2008 to 2012 (including as Chairman of the Board from 2009 to 2012 and Chairman of the Audit and Accounting Practices Committee from 2006 to 2008). Ms. Wood has also served as the Chief Executive Officer of an asset management company (Capital Z Asset Management from 2008 to 2009) and served as the Senior Investment Officer for Global Equity at California Public Employees’ Retirement System from 2002 to 2008.

The disclosure herein of a Nominee’s or Trustee’s experience, qualifications, attributes and skills does not impose on any such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

The Board annually performs a self-assessment on the current members, which includes a review of the composition of the Board and its committees, including diversity of trustees’ age, experience and skills; trustees’ service on other boards; committee structure; size of the Board and ratio of interested to independent trustees; size of the committees and ratio of interested to independent trustees; process for identifying and recruiting new trustees; qualifications for Board membership and determination of trustee independence.

The Board has adopted a retirement policy requiring each Trustee to retire from service as a member of the Board as of the December 31 next occurring after he or she attains the age of 75.  Current members of the Board may, upon the approval of a majority of the Trustees then in office, be granted a one-year extension until the following December 31.

The Board has not adopted a policy that prohibits its members from serving as directors or officers of other companies.  Accordingly, certain of the Nominees may serve as directors or officers of other companies from time to time.  Although the Fund is not required to do so, the Fund may restrict itself from investing in the securities of companies on whose boards its Directors also serve because, for example, the Director may have material non public information about the issuer, as an accommodation to the other company, or for other reasons.  Any such restriction may prevent the Fund from taking advantage of an investment opportunity in which it would otherwise invest.  Of the Nominees, only Ms. Wood currently serves as a director for a publicly-traded issuer, H&R Block Corporation. As of the date of this Proxy Statement, the Fund intends to restrict itself from investing in mergers, restructurings or acquisitions to which H&R Block is a party.

Election of Michael T. Shannon

In 2010, Messrs. Behren and Shannon acquired substantially all of the business and assets of Westchester Capital Management, Inc., the Fund’s previous investment adviser (the “Transaction”).  In connection with the Transaction and for the three-year period following the Transaction, which expires January 2014, the Fund has sought to maintain a Board 75% of which is comprised of members who are not (i) interested persons of the investment adviser, or (ii) interested persons of the predecessor investment adviser consistent with §15(f)(1)(A) of the 1940 Act. §15(f)(1)(A) generally provides that an adviser may receive profit from the sale of its investment advisory business if, subject to certain other conditions and limited exceptions, at least 75% of the directors of the fund are not “interested” persons (as defined in the 1940 Act) of either the fund’s investment adviser or predecessor adviser for a period of three years following such sale. Accordingly, if elected, Mr. Shannon’s term of office will not begin before January 1, 2014 if his service prior to that date would cause less than 75% of the Board to be comprised of Independent Trustees.

Principal Officers of the Fund

The Board elects the officers of the Fund, including the Chief Compliance Officer whose designation must be approved by a majority of the Independent Trustees. The President or Co-Presidents, Treasurer and Secretary hold office until a successor has been duly elected and qualified, or in each case until he or she sooner dies, resigns, is removed, is bankrupt or is adjudicated incompetent or other incapacitation. Other officers serve at the pleasure of the Trustees. The following table lists the names and ages of the officers, the positions held with the Fund and length of time served, their principal business occupations during the past five years, and any directorships held in a public company or registered investment company during the past five years. The business address of each officer is c/o Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, New York 10595. None of the officers listed below receives compensation from the Fund.  No changes to the officers of the Fund are being proposed.

Name and Age	Position(s) Held with the Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer During the Past 5 Years
Roy Behren,	Co-President,	Co-Portfolio Manager and Co-President of	None.
52	Treasurer	Westchester Capital Management, LLC, the Fund’s
	and Trustee	Adviser, since 2011. Co-Portfolio Manager of
	since 2011	Westchester Capital Management, Inc., the Fund’s
	and	previous adviser, from 2007 to 2010. Research
	Nominee;	analyst for Westchester Capital Management, Inc.
	Indefinite	from 1994 until 2010. Chief Compliance Officer of
the Fund and Westchester Capital Management, Inc.
from 2004 to 2010.
Michael T. Shannon,	Co-President	Co-Portfolio Manager and Co-President of	None.
46	since 2011	Westchester Capital Management, LLC, the Fund’s
	and	Adviser, since 2011. Co-Portfolio Manager of
	Nominee;	Westchester Capital Management, Inc., the Fund’s
	Indefinite	previous adviser, from 2007 to 2010.
Bruce Rubin,	Vice	Chief Operating Officer of Westchester Capital	None.
53	President,	Management, LLC, the Fund’s Adviser. Chief
	Chief	Operating Officer of Westchester Capital
	Compliance	Management, Inc., the Fund’s previous adviser,
	Officer and	from 2010 to 2010. Chief Operating Officer of
	Anti-Money	Seneca Capital from 2005 to 2010.
Laundering
Compliance
Officer
since 2010;
One-year terms

Name and Age	Position(s) Held with the Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer During the Past 5 Years
Abraham Cary,	Secretary	Head of Trading of Westchester Capital	None.
37	since 2012;	Management, LLC, the Fund’s Adviser since 2011.
	One-year term	Head of Trading of Westchester Capital
Management, Inc., the Fund’s previous adviser
from 2002 to 2010.

Nominee and Trustee Ownership of Fund Shares

The following table illustrates the dollar range of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the Nominees and Trustee as of March 31, 2013.  The dollar range for the securities represented in the table was determined using the net asset value of a share of the Fund as of the close of business on March 31, 2013.

Name of Nominee or Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen or to be Overseen by Nominee or Trustee in the Family of Investment Companies*

Nominees and Trustee who are not “interested persons” of the Fund
Barry Hamerling	Over $100,000	Over $100,000
James P. Logan, III(1)	$1-$10,000	$1-$10,000
Richard V. Silver	None**	None**
Christianna Wood	None**	None**
Nominees who are “interested persons” of the Fund
Roy Behren	Over $100,000	Over $100,000
Michael T. Shannon	Over $100,000	Over $100,000

*	The Family of Investment Companies consists of the Fund and The Merger Fund VL.
**	The information presented is as of a date that preceded Mr. Silver’s and Ms. Wood’s nominations for election as a Trustee of the Fund.
(1)	Mr. Logan disclaims beneficial ownership of his wife’s shares.

Except as provided below, none of the Nominees who would be Independent Trustees of the Fund or their immediate family members, had any interest in the Adviser, the distributor, or the principal underwriter of the Fund, or any person controlling, controlled by or under common control with such persons, excluding the Fund or The Merger Fund VL, as of March 31, 2013. For this purpose, “immediate family member” includes a Nominee’s spouse, children residing in a Nominee’s household and dependents of a Nominee.

Name of Nominee	Relationship to Nominee	Company	Title of Class	Value of Securities	Percent of Class
Richard V. Silver	Self	U.S. Bancorp	Common Stock	$18,955	< 0.0001

Mr. Silver disposed of his investment in U.S. Bancorp on May 21, 2013.

Board Compensation

The fees of the Independent Trustees ($53,000 per year for Board meetings, $6,000 per year for Audit Committee meetings, and $5,000 per year for the Lead Independent Trustee), in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, are paid by the Fund. The following table sets forth the aggregate compensation paid by the Fund to each Trustee for the fiscal year ended December 31, 2012*.

	Aggregate Compensation	Total Compensation from the Fund
Name of Trustee	from the Funds	Complex Paid to Trustees **

Trustees who are not “interested persons” of the Trust
Barry Hamerling	$61,000	$63,000
James P. Logan, III	$56,000	$58,000
Trustee who is an “interested person” of the Trust
Roy Behren	None	None

*
A deferred compensation plan for the benefit of the Trustees has been adopted by the Fund.  Under the deferred compensation plan, each participating Trustee may elect in advance to defer cash compensation to be earned by the participant during the plan year.  A participant may elect to receive payments in the form of a lump sum cash payment or in the form of an annual installment payout made over a specified period of two to ten years, with such payment to be made or begin on a specified date or upon a participant’s separation of service as a member of the Board.  Each participant’s deferred fees will be invested in shares of the Fund.  For the fiscal year ended December 31, 2012, Mr. Hamerling accrued $61,000 as deferred compensation from the Fund.

**	The fund complex consists of the Fund and The Merger Fund VL.

Committees and Meetings of the Board

The Board has an Audit Committee and a Nominating Committee. The Audit Committee and the Nominating Committee are composed solely of Independent Trustees.  The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal year ended December 31, 2012, and the function of each committee:

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee

Audit Committee	James P. Logan, III Barry Hamerling*	2	The purpose of the Audit Committee is to advise the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Fund. Under the terms of its charter, the Audit Committee (a) assists the Board in its oversight of the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) assists the Board in its oversight of the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) selects, oversees and sets compensation of the Fund’s independent auditor (the “Auditor”) and acts as a liaison between the Auditor and the full Board of Trustees.
Nominating Committee	James P. Logan, III Barry Hamerling	None	The primary purposes and responsibilities of the Committee Barry Hamerling Nominating Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) select and recommend to the Board the nomination of trustees for appointment by the Board or election by the shareholders, as the case may be; and (iii) set any necessary standards or qualifications for service on the Board.

*	Chairman of committee and audit committee financial expert.

Nominating Committee.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee will consider, among other sources, eligible nominees recommended by shareholders. Shareholders who wish to recommend a nominee should send a nomination to the Secretary of the Fund which includes appropriate biographical information and sets forth the qualifications of the proposed nominee.  The Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.  The Nominating Committee Charter is attached as Appendix A.  The Nominating Committee did not meet formally in the last fiscal year; however, members of the Committee meet informally from time to time with potential candidates for positions on the Board and also to discuss amongst themselves the qualifications of the candidates they meet.  The Nominating Committee convened a meeting on May 15, 2013, at which the Nominating Committee recommended that the Board nominate each of the Nominees for election or re-election by the shareholders of the Fund.

In nominating candidates, the Nominating Committee will search for those qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues trustees of investment companies confront in their duties to shareholders.  The Nominating Committee may take into account a wide variety of criteria in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any relevant industry and related skills, background and experience possessed by the candidate, such as from service as a board member or as an executive of investment funds, public companies, private or not-for-profit entities or other organizations; (iii) the candidate’s educational background; (iv) the candidate’s judgment, character, reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) an assessment of the candidate’s ability to critically review, evaluate, question and discuss information provided to him or her (including information requested by the Trustees); (vii) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s availability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her responsibilities on the Board in the best interests of the Fund and its shareholders; (viii) the candidate’s ability to interact effectively with the Fund’s investment adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, in order to exercise effective business judgment in the performance of his or her duties; (ix)  whether or not the candidate has any relationships that might impair the candidate’s ability to qualify as a non-interested person for purposes of the 1940 Act, such as any business, financial or family relationships with the Fund’s investment adviser, the Fund’s other service providers or their affiliates; (x) whether or not the selection and nomination of the candidate would be consistent with the requirements of the Fund’s mandatory retirement policy; (xi) the overall interplay of the candidate’s knowledge, experience, skills, expertise and diversity with that of other Board members; and (xii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. The Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates.  All of the Independent Trustees—Mr. Logan and Mr. Hamerling—comprise the Nominating Committee.

The Nominating Committee takes the overall diversity of the Board into account when considering and evaluating candidates for Trustee.  While the Nominating Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the Nominating Committee generally considers the manner in which each candidate’s business experience, background, race, gender and national origin are complementary to the existing Trustees’ attributes.

Each Nominee was recommended to the Board for approval as a Trustee of the Fund by the Independent Trustees. The Board recommends that shareholders elect each Nominee.

Shareholder Communications.

Shareholders who want to communicate with the Board or any individual Trustee should write to the attention of Secretary, The Merger Fund, 100 Summit Lake Drive, Valhalla, New York 10595.  The letter should indicate that you are a Fund shareholder.  If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee.  If a communication does not indicate a specific Trustee, it will be sent to the chair of the Nominating Committee and counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Board recommendation on Proposal 1

The Trustees unanimously recommend that
shareholders of the Fund vote “FOR” the
election of each Nominee

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Investment Adviser

Westchester Capital Management, LLC, serves as investment adviser of the Fund. The principal business address of the Adviser is 100 Summit Lake Drive, Valhalla, New York 10595.

Administrator

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp” or the “Administrator”) serves as the Fund’s administrator, transfer agent, dividend-paying agent and accounting services agent. The principal business address of the Administrator is P.O. Box 701, Milwaukee, Wisconsin 53201.

Principal Underwriter

Quasar Distributors, LLC. (the “Distributor”), a wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s distributor. The principal business address of the Distributor is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Independent Registered Public Accounting Firm

In connection with the proposed election of the Trustees under the proposal, as set forth above, the following information is required to be presented.

PricewaterhouseCoopers LLP (“PwC”), located at 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm. The Fund knows of no direct or indirect financial interest of PwC in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

The information below is provided for the fiscal periods ended December 31, 2012, December 31, 2011 and September 30, 2011.

Audit Fees

The aggregate fees billed by PwC to the Fund for the Fund’s three most recent fiscal periods for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

FYE 12/31/2012	FYE* 12/31/2011	FYE 9/30/2011
$93,800	$47,000	$93,800

*	For the period October 1, 2011 to December 31, 2011. During the period, the Fund’s fiscal year end was changed from September 30 to December 31.

Audit-Related Fees

There were no fees billed by PwC to the Fund in its three recent fiscal periods for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s three most recent fiscal periods, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Fund for the three most recent fiscal periods for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

FYE 12/31/2012	FYE* 12/31/2011	FYE 9/30/2011
$11,500	$15,000	$11,500

*	For the period October 1, 2011 to December 31, 2011. During the period, the Fund’s fiscal year end was changed from September 30 to December 31.

For the Fund’s three most recent fiscal periods, there were no Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Fund or the Fund Service Providers for any other non-audit services (“Other Fees”) during the Fund’s three most recent fiscal periods. During the same periods, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

According to policies adopted by the Audit Committee, services provided by PwC to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the Fund at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit.

No services included under Audit-Related Fees, Tax Fees or All Other Fees above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

All of PwC’s hours spent on auditing the Fund’s financial statements for the most recent fiscal year were attributed to work performed by full-time, permanent employees of PwC.

The Fund’s Audit Committee has considered whether the provision of non-audit services by PwC to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Funds that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Funds) was compatible with maintaining PwC’s independence.

Other Information

Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Fund.

Voting Information

Proxy Solicitation. Representatives of the Adviser may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Fund may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies.  Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund.  The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Fund. The cost is estimated to be approximately $300,000.

AST Fund Solutions (the “Solicitor”) has been engaged by the Fund and at its expense to assist in the solicitation of proxies, at an estimated cost of approximately $7,300, plus expenses. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 1-866-416-0565.  Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the internet, is revocable until voted at the Meeting.

Notice Regarding Delivery of Fund Documents. In order to reduce the volume of mail you receive, only one copy of each mailing (including, for example, the Proxy Statement, notice, and annual reports) may be sent to a name and address shared by two or more accounts. If you would like to receive one copy of a mailing for each account, please call the Fund at 1-866-416-0565 or write the Fund c/o AST Fund Solutions, 1200 Wall Street, Lyndhurst, NJ 07071 to request individual copies of these documents.

Shareholder Voting. Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting.

A quorum must be present at the Meeting for the transaction of business. The holders of a majority of the outstanding shares of the Fund present in person or by proxy constitute a quorum for the transaction of business with respect to the proposal. Abstentions and broker non-votes do not represent votes cast for any proposal but will be counted for purposes of determining whether a quorum is present.  “Broker non-votes” are, with respect to the proposal, shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and as to which the broker or nominee does not have discretionary voting power, but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on such proposal. Abstentions and broker non-votes will have no effect on the proposal.  Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

If a quorum is not present at the Meeting with respect to the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the outstanding shares entitled to vote on the proposal and present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against such an adjournment. Any adjourned meeting may be held as adjourned without further notice.

As of the Record Date, the total number of shares outstanding for the Fund is 282,795,220.348, representing the same number of votes for the Fund. The persons who are known by the Fund to have owned beneficially or of record 5% or more of the Fund’s outstanding shares as of the Record Date are listed in Appendix A.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to the proposal, your shares will be voted in accordance with the Board’s recommendation with respect to the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the Amended and Restated By-Laws of the Fund, when any share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such share.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Fund prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Trustees are elected by the vote of a plurality of shares voting at the Meeting, either in person or by proxy with respect to such proposal.  This means that the Nominees who receive the largest number of votes will be elected as Trustees. In the election of Trustees, votes may be cast in favor of a Nominee or withheld. All shareholders of the Fund as of the Record Date are entitled to vote on the proposal.

Shareholder Proposals

The Fund does not hold regularly scheduled meetings of the shareholders.  Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Fund a reasonable time before the solicitation for that meeting is made. Timely submission of a proposal does not guarantee that such proposal will be included in a Proxy Statement.

To ensure the presence of a quorum at the special meeting, prompt voting is requested. A self-addressed, postage-paid envelope is enclosed for your convenience if you wish to vote by mail, along with instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

By Order of the Board of Trustees,

/s/ Roy Behren
Roy Behren
Chairman of the Board

APPENDIX A

THE MERGER FUND

THE MERGER FUND VL

NOMINATING COMMITTEE CHARTER

The Board of Trustees (the “Board”) of each of The Merger Fund and The Merger Fund VL (each a “Fund” and together the “Funds”), has adopted this Charter to govern the activities of its Nominating Committee (the “Committee”).

1.  Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, consistent with criteria set forth below approved by the Board; (ii) select and recommend to the Board the nomination of trustees for appointment by the Board or election by the shareholders, as the case may be; and (iii) set any necessary standards or qualifications for service on the Board.  The Committee shall periodically review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

2.  Organization and Governance

The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not less than three (3) Trustees or, if fewer, all of the Board members who are not “interested persons” of the Fund (“Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).  The Committee must consist of Board members who are Independent Trustees.

The Board may appoint, remove or replace any member of the Committee at any time in its sole discretion.  The Board may designate a Chairman of the Committee.

The Committee will not have regularly scheduled meetings.  Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate.

A majority of the members of the Committee, present in person or by means of conference telephone or other means by which all persons participating in the meeting can communicate with each other, shall constitute a quorum.  The act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.  The Committee may take action by unanimous written consent in lieu of a meeting.

The Committee shall keep written minutes of its meetings, which minutes shall be approved by the Board and maintained with the books and records of the Fund.

3.  Qualifications for Trustee Nominees

The Committee may take into account a wide variety of criteria in considering trustee candidates, including (but not limited to):

(i)	the candidate’s knowledge in matters relating to the investment company industry;

(ii)
any relevant industry and related skills, background and experience possessed by the candidate, such as from service as a board member or as an executive of investment funds, public companies, private or not-for-profit entities or other organizations;

(iii)	the candidate’s educational background;

(iv)	the the candidate’s judgment, character, reputation for high ethical standards and personal and professional integrity;

(v)	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi)	an assessment of the candidate’s ability to critically review, evaluate, question and discuss information provided to him or her (including information requested by the Trustees);

(vii)
the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s availability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her responsibilities on the Board in the best interests of the Fund and its shareholders;

(viii)
the candidate’s ability to interact effectively with the Fund’s investment adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, in order to exercise effective business judgment in the performance of his or her duties;

(ix)
whether or not the candidate has any relationships that might impair the candidate’s ability to qualify as a non-interested person for purposes of the 1940 Act, such as any business, financial or family relationships with the Fund’s investment adviser, the Fund’s other service providers or their affiliates;

(x)	whether or not the selection and nomination of the candidate would be consistent with the requirements of the Fund’s mandatory retirement policy;

(xi)	the overall interplay of the candidate’s knowledge, experience, skills, expertise and diversity with that of other Board members; and

(xii)	such other criteria as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Trustee candidates may be subject to an in-person interview with the Committee.

4.  Mandatory Retirement Policy

Each member of the Board shall retire from service as a member of the Board as of the later of (i) the December 31 next occurring after he attains the age of 75 and (ii) the date a successor Trustee, if any, is elected or appointed to the Board, provided that that each current Trustee may, upon the unanimous approval of all of the Trustees then in office, be granted an extension until December 31, 2012.  This policy may be waived provided that the waiver is approved unanimously by all of the Trustees then in office.

5.  Sources For Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser; (iv) the Fund’s shareholders (see below); and (v) any other source the Committee deems to be appropriate.  The Committee will not consider self-nominated candidates.  The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

6.  Consideration of Candidates Recommended By Shareholders

While the Committee is solely responsible for the selection and nomination of the Fund’s trustees, the Committee may consider Independent Trustee candidates recommended by Fund shareholders as it deems appropriate.  Shareholders who wish to recommend a nominee should send a nomination to the Secretary of the Fund which includes appropriate biographical information and sets forth the qualifications of the proposed nominee.  The Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

APPENDIX B

RECORD OR BENEFICIAL OWNERSHIP

As of the May 31, 2013, the following persons or entities owned beneficially or of record 5% or more* of the Fund’s outstanding securities:

Name and Address	Number of Shares	Percentage
National Financial Services Corp. For the Sole Benefit of its Customers Attn: Mutual Funds/No Loads PO Box 3908 New York, NY 10008-3908	120,765,525.015	42.70%

Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	48,676,036.235	17.21%

Charles Schwab & Co. Inc. Reinvest A/C Attn: Mutual Funds Dept. 211 Main St. San Francisco CA 94105-1905	48,072,451.587	17.00%

*
A party holding in excess of 25% of the outstanding voting securities of the Fund is presumed to be a “control person” (as defined in the 1940 Act) of the Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

Since the beginning of the Fund’s most recently completed fiscal year, no Trustee or Nominee has purchased or sold securities of the Adviser or any of its parents or subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Adviser or any of its respective parents or subsidiaries.

As of May 31, 2013, the Trustees and officers as a group owned, of record and beneficially, less than 1% of the outstanding shares of the Fund.

As of May 31, 2013, each of the Trustees, Nominees and named officers owned, of record and beneficially, less than 1% of the outstanding shares of the Fund.

B-1

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.Individual Accounts:  Sign your name exactly as it appears on the proxy card.

2.Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card.  For example:

Registration	Valid Signature

Corporate Accounts

(1)ABC Corp.	(1)ABC Corp.
John Doe, Treasurer
(2)ABC Corp.
c/o John Doe, Treasurer	(2)John Doe, Treasurer

(3)ABC Corp. Profit Sharing Plan	(3)John Doe, Trustee

Trust Accounts

(1)ABC Trust	(1)Jane Doe, Trustee

(2)Jane Doe, Trustee	(2)Jane Doe
u/t/d 12/28/78

Custodial Accounts

(1)John Smith, Custodian	(1)John Smith
f/b/o John Smith, Jr. UGMA

(2)John Smith	(2)John Smith, Executor

PROXY CARD

              THE MERGER FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 16, 2013

The undersigned, revoking prior proxies, hereby appoints Abraham Cary, Bruce Rubin and Jane Perl, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Special Meeting”) of The Merger Fund, to be held at the offices of Westchester Capital Management, LLC (the “Adviser”), at 100 Summit Lake Drive, Valhalla, New York 10595, on July 16, 2013 at 9:00 a.m. Eastern Time, or at any adjournment(s) or postponement(s) thereof, upon the proposals described in the Notice of Special Meeting of Shareholders and accompanying proxy statement, which have been received by the undersigned.

Note:  Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign. Each attorney-in-fact, executor, administrator, trustee, guardian  or other fiduciary should indicate the capacity in which he or she signs.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

_______________________________________________________________
Signature                                                       Date

_______________________________________________________________
Signature (if held jointly)                             Date

_______________________________________________________________
Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.
CONTROL NUMBER 123456789123
REPRESENTATIVE	Simply dial toll-free (866) 416-0565 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.
TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 16, 2013.  The proxy statement and copies of the Fund’s most recent annual report to shareholders are available at: www.proxyonline.com/docs/themergerfund.pdf

TAGID:	CUSIP:

THE MERGER FUND

This proxy is solicited on behalf of the Board of Trustees, and the nominees identified below have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the nominees if no choice is indicated.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE NOMINEES IDENTIFIED BELOW.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:  █

VOTE ON:
Election of five Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Roy Behren
2. Barry Hamerling	□	□	□
3. Michael T. Shannon
4. Richard V. Silver
5. Christianna Wood

To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number on the line provided below:

_______________________________________________________________

In their discretion, the proxies are authorized to vote upon such other business that may come up at the Special Meeting or any adjournment(s) or postponement(s) thereof.

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

TAGID:	CUSIP: